UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 6, 2011

BOLT TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Connecticut	001-12075	06-0773922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Duke Place, Norwalk, Connecticut	06854
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code	(203) 853-0700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.01.         Completion of Acquisition or Disposition of Assets.

On January 6, 2011, Bolt Technology Corporation (“Bolt”) entered into a stock purchase agreement with the holders of all of the outstanding shares of capital stock of SeaBotix Inc., a Delaware corporation (“SeaBotix”).  Pursuant to the stock purchase agreement, Bolt acquired all of the outstanding shares of capital stock of SeaBotix effective as of January 1, 2011, for $10,000,000 in cash (paid at closing).  Further payments in an amount not anticipated to exceed $20,000,000 will be due if SeaBotix achieves certain revenue levels and as an earnout.  SeaBotix will operate as a wholly-owned subsidiary of Bolt.  The management team for SeaBotix is remaining in place following the closing of the acquisition.

The stock purchase agreement contains customary representations, warranties and covenants made by Bolt and the respective holders of all of the outstanding shares of capital stock of SeaBotix. A copy of the stock purchase agreement is filed as Exhibit 10.1 to this Form 8-K.

On January 6, 2011, Bolt issued a press release announcing the acquisition of SeaBotix. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Section 9—Financial Statements and Exhibits

Item 9.01.         Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Financial Statements required to be filed by this Item will be filed with the Securities and Exchange Commission as soon as practicable, but not later than 71 calendar days after the date on which this Form 8-K is required to be filed with respect to Item 2.01.

(b) Pro forma financial information.

Financial Statements required to be filed by this Item will be filed with the Securities and Exchange Commission as soon as practicable, but not later than 71 calendar days after the date on which this Form 8-K is required to be filed with respect to Item 2.01.

(d) Exhibits.

Exhibit No.	Description

10.1
Stock Purchase Agreement by and among Bolt Technology Corporation and the holders of all of the outstanding shares of capital stock of SeaBotix Inc. dated January 6, 2011.  (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and similar attachments to the agreement have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule or attachment to the Securities and Exchange Commission upon request.)

99.1	Press release issued January 6, 2011.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOLT TECHNOLOGY CORPORATION

By:	/s/ Raymond M. Soto
Raymond M. Soto
(Chairman of the Board, President and
Chief Executive Officer)
Dated: January 11, 2011

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Exhibit Index

Exhibit No.	Description

10.1
Stock Purchase Agreement by and among Bolt Technology Corporation and the holders of all of the outstanding shares of capital stock of SeaBotix Inc. dated January 6, 2011.  (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules and similar attachments to the agreement have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule or attachment to the Securities and Exchange Commission upon request.)

99.1	Press release issued January 6, 2011.